                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                                ----------------

                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report: August 15, 1996
                                        ---------------



                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)




            Virginia                      0-25762                54-1719855
-------------------------------        ------------         -------------------
(State or other jurisdiction of         (Commission            (IRS Employer
         incorporation)                File Number)         Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                   23060
--------------------------------------------------                ------------
(Address of principal executive offices)                           (Zip Code)


             (Registrant's telephone number, including area code):
                                 (804) 967-1000

         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.        OTHER EVENTS.

               The July 1996 monthly Certificateholders Statements to investors were distributed August 15, 1996.

ITEM 7 (c).    EXHIBITS

               The following are filed as exhibits to this Report under Exhibit 28:

               1.   July Performance Summary

               2. Series 1993-1 Class A and Class B Certificateholder's Statements for the month of July 1996.

               3. Series 1993-3 Class a and Class B Certificateholder's Statements for the month of July 1996.

               4. Series 1993-4 Class A and Class B Certificateholder's Statements for the month of July 1996.

               5. Series 1994-1 Class A and Class B Certificateholder's Statements for the month of July, 1996.

               6. Series 1994-2 Class A and Class B Certificateholder's Statements for the month of July 1996.

               7. Series 1994-3 Class A and Class B Certificateholder's Statements for the month of July 1996.

               8. Series 1994-4 Class A and Class B Certificateholder's Statements for the month of July 1996.

               9. Series 1994-A Certificateholders' Statement for the month of July 1996.

               10. Series 1995-1 Class A and Class B Certificateholder's Statements for the month of July 1996.

               11. Series 1995-2 Class A and Class B Certificateholder's Statements for the month of July 1996.

               12. Series 1995-3 Class A and Class B Certificateholder's Statements for the month of July 1996.

               13. Series 1995-4 Class A and Class B Certificateholder's Statements for the month of July 1996.

                                   SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                                 CAPITAL ONE MASTER TRUST

                                                 By:   CAPITAL ONE BANK
                                                       Servicer


                                                 By:    /s/ David M. Willey
                                                       ----------------------
                                                       David M. Willey
                                                       Vice President
Date:  August 15, 1996

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549





                                ----------------




                                    EXHIBITS

                                       TO

                                    FORM 8-K





                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                               INDEX TO EXHIBITS


                                                                    SEQUENTIALLY
     EXHIBIT                                                        NUMBERED
     NUMBER     EXHIBITS                                            PAGE
     ------     --------                                            ------------


       1        July Performance Summary                               06

       2        Series 1993-1 Class A and Class B Certificate-
                holder's Statements for the month of July 1996         08

       3        Series 1993-3 Class A and Class B Certificate-
                holder's Statements for the month of July 1996         10

       4        Series 1993-4 Class A and Class B Certificate-
                holder's Statements for the month of July 1996         12

       5        Series 1994-1 Class A and Class B Certificate-
                holder's Statements for the month of July 1996         14

       6        Series 1994-2 Class A and Class B Certificate-
                holder's Statements for the month of July 1996         16

       7        Series 1994-3 Class A and Class B Certificate-
                holder's Statements for the month of July 1996         18

       8        Series 1994-4 Class A and Class B Certificate-
                holder's Statements for the month of July 1996         20

       9        Series 1994-A Certificateholder's Statement for
                the month of July 1996                                 22

       10       Series 1995-1 Class A and Class B Certificate-
                holder's Statements for the month of July 1996         23

       11       Series 1995-2 Class A and Class B Certificate-
                holder's Statements for the month of July 1996.        25

       12       Series 1995-3 Class A and Class B Certificate-
                holder's Statements for the month of July 1996.        27

       13       Series 1995-4 Class A and Class B Certificate-
                holder's Statements for the month of July 1996.        29

CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : JULY 1996

Beginning of the Month Principal Receivables :                                                      8,930,501,257.27
                                                                                                 -------------------
Beginning of the Month Finance Charge Receivables :                                                   172,548,021.95
                                                                                                 -------------------
Beginning of the Month Discounted Receivables :                                                                 0.00
                                                                                                 -------------------
Beginning of the Month Total Receivables :                                                          9,103,049,279.22
                                                                                                 -------------------

Removed Principal Receivables :                                                                                 0.00
                                                                                                 -------------------
Removed Finance Charge Receivables :                                                                            0.00
                                                                                                 -------------------
Removed Total Receivables :                                                                                     0.00
                                                                                                 -------------------

Additional Principal Receivables :                                                                    392,646,221.27
                                                                                                 -------------------
Additional Finance Charge Receivables :                                                                 3,444,940.93
                                                                                                 -------------------
Additional Total Receivables :                                                                        396,091,162.20
                                                                                                 -------------------

Discounted Receivables Generated this Period                                                                    0.00
                                                                                                 -------------------

End of the Month Principal Receivables :                                                            8,721,020,263.54
                                                                                                 -------------------
End of the Month Finance Charge Receivables :                                                         184,056,035.91
                                                                                                 -------------------
End of the Month Discounted Receivables :                                                                       0.00
                                                                                                 -------------------
End of the Month Total Receivables :                                                                8,905,076,299.45
                                                                                                 -------------------

Excess Funding Account Balance                                                                                  0.00
                                                                                                 -------------------
Invested Amount of all Master Trust Series                                                          7,608,801,103.58
                                                                                                 -------------------

End of the Month Seller Percentage                                                                        12.753315%
                                                                                                 -------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : JULY 1996                                                ACCOUNTS                    RECEIVABLES
                                                                          --------                    -----------

End of the Month Delinquencies :
   30 - 59 Days Delinquent                                                       52,158               125,787,245.50
                                                                     ------------------          -------------------
   60 - 89 Days Delinquent                                                       27,566                75,170,851.61
                                                                     ------------------          -------------------
   90 + Days Delinquent                                                          60,881               171,435,027.34
                                                                     ------------------          -------------------

   Total 30 + Days Delinquent                                                   140,605               372,393,124.45
                                                                     ------------------          -------------------

   Delinquencies 30 + Days as a Percent of End of the
   Month Total Receivables                                                                                     4.18%
                                                                                                 -------------------

Defaulted Accounts During the Month                                              13,578                35,220,300.42
                                                                     ------------------          -------------------

Annualized Default Rate as a Percent of Beginning of the
Month Principal Receivables                                                                                    4.73%
                                                                                                 -------------------

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : JULY 1996                                                        COLLECTIONS                 PERCENTAGES
                                                                                  -----------                 -----------
Total Collections and Gross Payment Rate                                          893,811,171.43                        9.82%
                                                                              ------------------          -------------------

Collections of Principal Receivables and Principal
Payment Rate                                                                      778,388,498.79                        8.72%
                                                                              ------------------          -------------------

   Prior Month Billed Finance Charge and Fees                                     104,991,474.89
                                                                              ------------------
   Amortized AMF Income                                                             3,954,394.73
                                                                              ------------------
   Interchange Collected                                                            5,105,583.79
                                                                              ------------------
   Recoveries of Charged Off Accounts                                               2,646,118.83
                                                                              ------------------
   Collections of Discounted Receivables                                                    0.00
                                                                              ------------------

Collections of Finance Charge Receivables and Annualized Yield                    116,697,572.24                       15.68%
                                                                              ------------------          -------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : JULY 1996

Beginning Unamortized AMF Balance                                                                               21,169,806.44
                                                                                                          -------------------
 + AMF Slug for Added Accounts                                                        756,524.91
                                                                              ------------------
 + AMF Collections                                                                  2,679,495.13
                                                                              ------------------
 - Amortized AMF Income                                                             3,954,394.73
                                                                              ------------------
Ending Unamortized AMF Balance                                                                                  20,651,431.75
                                                                                                          -------------------

CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)
MONTHLY PERIOD : JULY 1996

Gross Principal Payment Rate                                                               8.72%
                                                                              ------------------

May 17, 1994   3% Discount of Addition                                                                          50,184,973.92
                                                                                                          -------------------
   Total Discounted Receivables Collections as of Beginning of Month               50,184,973.92
                                                                              ------------------
   Collections of Discounted Receivables Current Month                                      0.00
                                                                              ------------------
Discounted Receivables to be Collected                                                                                   0.00
                                                                                                          -------------------




                                      CAPITAL ONE BANK
                                      as Servicer


                                      By :       /s/ John Schmohl
                                                 ------------------------------
                                      Name :     John Schmohl
                                      Title :    Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1993-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of August 15, 1996, and with respect to the performance of the Trust during the month of July, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on
    August 15, 1996 per $1,000 Original Principal Amount                                              4.3333333333
                                                                                              --------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000 Original Principal
    Amount                                                                                            4.3333333333
                                                                                              --------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000 Original Principal
    Amount                                                                                            0.0000000000
                                                                                              --------------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                               0.00
                                                                                              --------------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above,
    per $1,000 Original Principal Amount                                                              0.0000000000
                                                                                              --------------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor
    Charge Off's                                                                                              0.00
                                                                                              --------------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount
    (which will have the effect of increasing, pro rata, the amount of each
    Series 1993-1 Investor Certificateholder's Investment)                                            0.0000000000
                                                                                              --------------------

 5) The amount, if any, by which the outstanding principal balance of the Class
    A Certificates exceeds the Class A Invested Amount after giving effect to
    all transactions on such Distribution Date                                                                0.00
                                                                                              --------------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on August
    15, 1996 per $1,000 Original Principal Amount.                                                    4.5000000000
                                                                                              --------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of
    interest on the Class B Certificates, per $1,000 Original Principal Amount.                       4.5000000000
                                                                                              --------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of
    principal of the Class B Certificates, per $1,000 Original Principal Amount.                      0.0000000000
                                                                                              --------------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                               0.00
                                                                                              --------------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above,
    per $1,000 Original Principal Amount                                                              0.0000000000
                                                                                              --------------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor
    Charge Off's                                                                                              0.00
                                                                                              --------------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal
    Amount (which will have the effect of increasing, pro rata, the amount of
    each Series 1993-1 Investor Certificateholder's Investment)                                       0.0000000000
                                                                                              --------------------

 5) The amount, if any, by which the outstanding principal balance of the Class
    B Certificates exceeds the Class B Invested Amount after giving effect to
    all transactions on such Distribution Date                                                                0.00
                                                                                              --------------------


                                    CAPITAL ONE BANK
                                    as Servicer


                                    By :        /s/ John Schmohl
                                                -----------------------------
                                    Name :      John Schmohl
                                    Title :     Director of External Reporting

                          FORM OF MONTHLY STATEMENT
                           CAPITAL ONE MASTER TRUST
                                SERIES 1993-3

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of August 15, 1996, and with respect to the performance of the Trust during the month of July, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on August 15, 1996
    per $1,000 Original Principal Amount                                                                   4.0416666667
                                                                                                          -------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                      4.0416666667
                                                                                                          -------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                      0.0000000000
                                                                                                          -------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                    0.00
                                                                                                          -------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                              0.0000000000
                                                                                                          -------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                        0.00
                                                                                                          -------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount
    (which will have the effect of increasing, pro rata, the amount of each Series 1993-3
    Investor Certificateholder's Investment)                                                               0.0000000000
                                                                                                          -------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such
    Distribution Date                                                                                              0.00
                                                                                                          -------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on August 15, 1996
    per $1,000 Original Principal Amount.                                                                  4.3750000000
                                                                                                          -------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                     4.3750000000
                                                                                                          -------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                     0.0000000000
                                                                                                          -------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                   0.00
                                                                                                         -------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                             0.0000000000
                                                                                                         -------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                       0.00
                                                                                                         -------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-3 Investor
    Certificateholder's Investment)                                                                       0.0000000000
                                                                                                         -------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution
    Date                                                                                                          0.00
                                                                                                         -------------



                                    CAPITAL ONE BANK
                                    as Servicer


                                    By :        /s/ John Schmohl
                                                ------------------
                                    Name :      John Schmohl
                                    Title :     Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1993-4

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of August 15, 1996, and with respect to the performance of the Trust during the month of July, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on August
    15, 1996 per $1,000 Original Principal Amount                                                     4.9480219376
                                                                                                 -----------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of
    interest on the Class A Certificates, per $1,000 Original Principal Amount                        4.9480219376
                                                                                                 -----------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of
    principal of the Class A Certificates, per $1,000 Original Principal Amount                       0.0000000000
                                                                                                 -----------------

B) Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                               0.00
                                                                                                 -----------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above,
    per $1,000 Original Principal Amount                                                              0.0000000000
                                                                                                 -----------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor
    Charge Off's                                                                                              0.00
                                                                                                 -----------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal
    Amount (which will have the effect of increasing, pro rata, the amount of
    each Series 1993-4 Investor Certificateholder's Investment)                                       0.0000000000
                                                                                                 -----------------

 5) The amount, if any, by which the outstanding principal balance of the Class
    A Certificates exceeds the Class A Invested Amount after giving effect to all
    transactions on such Distribution Date                                                                    0.00
                                                                                                 -----------------

C) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on
    August 15, 1996 per $1,000 Original Principal Amount.                                             4.8333332967
                                                                                                 -----------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000 Original Principal
    Amount.                                                                                           4.8333332967
                                                                                                 -----------------

 3) The amount of the distribution set forth in paragraph 1 above in respect
    of principal of the Class B Certificates, per $1,000 Original Principal Amount.                   0.0000000000
                                                                                                 -----------------

D) Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                               0.00
                                                                                                 -----------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above,
    per $1,000 Original Principal Amount                                                              0.0000000000
                                                                                                 -----------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor
    Charge Off's                                                                                              0.00
                                                                                                 -----------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal
    Amount (which will have the effect of increasing, pro rata, the amount
    of each Series 1993-4 Investor Certificateholder's Investment)                                    0.0000000000
                                                                                                 -----------------

 5) The amount, if any, by which the outstanding principal balance of the
    Class B Certificates exceeds the Class B Invested Amount after giving
    effect to all transactions on such Distribution Date                                                      0.00
                                                                                                 -----------------


                                     CAPITAL ONE BANK
                                     as Servicer


                                     By :       /s/ John Schmohl
                                                ---------------------------
                                     Name :     John Schmohl
                                     Title :    Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1994-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of August 15, 1996, and with respect to the performance of the Trust during the month of July, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on August
    15, 1996 per $1,000 Original Principal Amount                                                     0.0000000000
                                                                                                  ----------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of
    interest on the Class A Certificates, per $1,000 Original Principal Amount                        0.0000000000
                                                                                                  ----------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of
    principal of the Class A Certificates, per $1,000 Original Principal Amount                       0.0000000000
                                                                                                  ----------------

B) Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                               0.00
                                                                                                  ----------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above,
    per $1,000 Original Principal Amount                                                              0.0000000000
                                                                                                  ----------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor
    Charge Off's                                                                                              0.00
                                                                                                  ----------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal
    Amount (which will have the effect of increasing, pro rata, the amount of
    each Series  1994-1 Investor Certificateholder's Investment)                                      0.0000000000
                                                                                                  ----------------

 5) The amount, if any, by which the outstanding principal balance of the Class
    A Certificates exceeds the Class A Invested Amount after giving effect to
    all transactions on such Distribution Date                                                                0.00
                                                                                                  ----------------

C) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on
    August 15, 1996 per $1,000 Original Principal Amount.                                         1,005.5000000000
                                                                                                  ----------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000 Original Principal Amount.
                                                                                                      5.5000000000
                                                                                                  ----------------
 3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000 Original Principal
    Amount.                                                                                       1,000.0000000000
                                                                                                  ----------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                               0.00
                                                                                                  ----------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above,
    per $1,000 Original Principal Amount                                                              0.0000000000
                                                                                                  ----------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor
    Charge Off's                                                                                              0.00
                                                                                                  ----------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal
    Amount (which will have the effect of increasing, pro rata, the amount of
    each Series  1994-1 Investor Certificateholder's Investment)                                      0.0000000000
                                                                                                  ----------------

 5) The amount, if any, by which the outstanding principal balance of the Class
    B Certificates exceeds the Class B Invested Amount after giving effect to
    all transactions on such Distribution Date                                                                0.00
                                                                                                  ----------------

E) The Available Collateral Amount as of the close of business on the preceding
Distribution Date (after giving effect to any withdrawal from the Collateral
Account) was equal to                                                                                   47,848,091
                                                                                                  ----------------

F) The Required Collateral Amount as of the close of business on this
Distribution Date, after giving effect to any withdrawal from the Collateral
Account and payments to the Collateral Indebtedness Holder on such Distribution
Date, will be equal to                                                                                           0
                                                                                                  ----------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1994-2

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of August 15, 1996, and with respect to the performance of the Trust during the month of July, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on August
    15, 1996 per $1,000 Original Principal Amount                                                     4.8705219365
                                                                                                 -----------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of
    interest on the Class A Certificates, per $1,000 Original Principal Amount                        4.8705219365
                                                                                                 -----------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of
    principal of the Class A Certificates, per $1,000 Original Principal Amount                       0.0000000000
                                                                                                 -----------------

B) Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                               0.00
                                                                                                 -----------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above,
    per $1,000 Original Principal Amount                                                              0.0000000000
                                                                                                 -----------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor
    Charge Off'S                                                                                              0.00
                                                                                                 -----------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal
    Amount (which will have the effect of increasing, pro rata, the amount of
    each Series 1994-2 Investor Certificateholder's Investment)                                       0.0000000000
                                                                                                 -----------------

 5) The amount, if any, by which the outstanding principal balance of the Class
    A Certificates exceeds the Class A Invested Amount after giving effect to
    all transactions on such Distribution Date                                                                0.00
                                                                                                 -----------------

C) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on
    August 15, 1996 per $1,000 Original Principal Amount.                                             5.7916666667
                                                                                                 -----------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of
    interest on the Class B Certificates, per $1,000 Original Principal Amount.                       5.7916666667
                                                                                                 -----------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000 Original Principal
    Amount.                                                                                           0.0000000000
                                                                                                 -----------------



D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                               0.00
                                                                                                 -----------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above,
    per $1,000 Original Principal Amount                                                              0.0000000000
                                                                                                 -----------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor
    Charge Off's                                                                                              0.00
                                                                                                 -----------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal
    Amount (which will have the effect of increasing, pro rata, the amount of
    each Series  1994-2 Investor Certificateholder's Investment)                                      0.0000000000
                                                                                                 -----------------

 5) The amount, if any, by which the outstanding principal balance of the Class
    B Certificates exceeds the Class B Invested Amount after giving effect to
    all transactions on such Distribution Date                                                                0.00
                                                                                                 -----------------

E) The Available Collateral Amount as of the close of business on the preceding
Distribution Date (after giving effect to any withdrawal from the Collateral
Account) was equal to                                                                                   47,848,091
                                                                                                 -----------------

F) The Required Collateral Amount as of the close of business on such
Distribution Date, after giving effect to any withdrawal from the Collateral
Account and payments to the Collateral Indebtedness Holder on such Distribution
Date, will be equal to                                                                                  47,848,091
                                                                                                 -----------------

                          FORM OF MONTHLY STATEMENT
                           CAPITAL ONE MASTER TRUST
                                SERIES 1994-3

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of August 15, 1996, and with respect to the performance of the Trust during the month of July, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on August 15, 1996
    per $1,000 Original Principal Amount                                                              4.9049663776
                                                                                                 -----------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                 4.9049663776
                                                                                                 -----------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                 0.0000000000
                                                                                                 -----------------

B) Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                               0.00
                                                                                                 -----------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                         0.0000000000
                                                                                                 -----------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                   0.00
                                                                                                 -----------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-3 Investor
    Certificateholder's  Investment)                                                                  0.0000000000
                                                                                                 -----------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such
    Distribution Date                                                                                         0.00
                                                                                                 -----------------

C) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on August 15, 1996
    per $1,000 Original Principal Amount.                                                             6.1250001228
                                                                                                 -----------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                6.1250001228
                                                                                                 -----------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                0.0000000000
                                                                                                 -----------------

D) Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                               0.00
                                                                                                 -----------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                         0.0000000000
                                                                                                 -----------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                   0.00
                                                                                                 -----------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-3 Investor
    Certificateholder's Investment)                                                                   0.0000000000
                                                                                                 -----------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such
    Distribution Date                                                                                         0.00
                                                                                                 -----------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution
Date (after giving effect to any withdrawal from the Collateral Account) was equal to                   54,303,682
                                                                                                 -----------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the
Collateral Indebtedness Holder on such Distribution Date, will be equal to                              54,303,682
                                                                                                 -----------------


                          FORM OF MONTHLY STATEMENT
                           CAPITAL ONE MASTER TRUST
                                SERIES 1994-4

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of August 15, 1996, and with respect to the performance of the Trust during the month of July, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on August 15, 1996
    per $1,000 Original Principal Amount                                                               5.6666666600
                                                                                                  -----------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                  5.6666666600
                                                                                                  -----------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                  0.0000000000
                                                                                                  -----------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                0.00
                                                                                                  -----------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                          0.0000000000
                                                                                                  -----------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                    0.00
                                                                                                  -----------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1994-4 Investor
    Certificateholder's Investment)                                                                    0.0000000000
                                                                                                  -----------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such
    Distribution Date                                                                                          0.00
                                                                                                  -----------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on August 15, 1996
    per $1,000 Original Principal Amount.                                                              5.9166666667
                                                                                                  -----------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                 5.9166666667
                                                                                                  -----------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                 0.0000000000
                                                                                                  -----------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                0.00
                                                                                                  -----------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                          0.0000000000
                                                                                                  -----------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                    0.00
                                                                                                  -----------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-4 Investor
    Certificateholder's Investment)                                                                    0.0000000000
                                                                                                  -----------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such
    Distribution Date                                                                                          0.00
                                                                                                  -----------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution
Date (after giving effect to any withdrawal from the Collateral Account) was equal to                   59,880,240
                                                                                                 -----------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the
Collateral Indebtedness Holder on such Distribution Date, will be equal to                              59,880,224
                                                                                                 -----------------

                     MONTHLY CERTIFICATEHOLDERS STATEMENT
                           CAPITAL ONE MASTER TRUST
                                SERIES 1994-A

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of August 15, 1996, and with respect to the performance of the Trust during the month of July, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.



1)  The total amount of the distribution to Investor Certificateholders of 1994-A on the
Payment Date is                                                                                        361.9955144571
                                                                                                 --------------------


2) The amount of the distribution set forth in paragraph 1 above in respect of principal
on the Investor Certificate is                                                                         357.1428571429
                                                                                                 --------------------

3)  The amount of the distribution set forth in  paragrah 1 above in respect of interest
on the Investor Certificates                                                                             4.8526573143
                                                                                                 --------------------

                          FORM OF MONTHLY STATEMENT
                           CAPITAL ONE MASTER TRUST
                                SERIES 1995-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of August 15, 1996, and with respect to the performance of the Trust during the month of July, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on August 15, 1996
    per $1,000 Original Principal Amount                                                              4.8963552778
                                                                                                 -----------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                 4.8963552778
                                                                                                 -----------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                 0.0000000000
                                                                                                 -----------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                               0.00
                                                                                                 -----------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                         0.0000000000
                                                                                                 -----------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                   0.00
                                                                                                 -----------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-1 Investor
    Certificateholder's Investment)                                                                   0.0000000000
                                                                                                 -----------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such
    Distribution Date                                                                                         0.00
                                                                                                 -----------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on August 15, 1996
    per $1,000 Original Principal Amount.                                                             4.9910775309
                                                                                                 -----------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                4.9910775309
                                                                                                 -----------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                0.0000000000
                                                                                                 -----------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                               0.00
                                                                                                 -----------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                         0.0000000000
                                                                                                 -----------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                   0.00
                                                                                                 -----------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-1 Investor
    Certificateholder's Investment)                                                                   0.0000000000
                                                                                                 -----------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such
    Distribution Date                                                                                         0.00
                                                                                                 -----------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution
Date (after giving effect to any withdrawal from the Collateral Account) was equal to                   99,000,000
                                                                                                 -----------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the
Collateral Indebtedness Holder on such Distribution Date, will be equal to                              99,000,000
                                                                                                 -----------------


                          FORM OF MONTHLY STATEMENT
                           CAPITAL ONE MASTER TRUST
                                SERIES 1995-2

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of August 15, 1996, and with respect to the performance of the Trust during the month of July, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on August 15, 1996
    per $1,000 Original Principal Amount                                                                4.8274664000
                                                                                                 -------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                   4.8274664000
                                                                                                 -------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                   0.0000000000
                                                                                                 -------------------

B) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $10,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on August 15, 1996
                                                                                                       48.2746640000
                                                                                                 -------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates                                                                        48.2746640000
                                                                                                 -------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates                                                                         0.0000000000
                                                                                                 -------------------

C) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $100,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on August 15, 1996             482.7466400000
                                                                                                 -------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates                                                                       482.7466400000
                                                                                                 -------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates                                                                         0.0000000000
                                                                                                 -------------------

D) Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                 0.00
                                                                                                 -------------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                           0.0000000000
                                                                                                 -------------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                     0.00
                                                                                                 -------------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount
    (which will have the effect of increasing, pro rata, the amount of each Series 1995-2
    Investor Certificateholder's Investment)                                                            0.0000000000
                                                                                                 -------------------

 5) The amount, if any, by which the outstanding principal balance of the Class A
    Certificates exceeds the Class A Invested Amount after giving effect to all transactions
    on such Distribution Date                                                                                   0.00
                                                                                                 -------------------

E)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) exceeds the Class B Invested Amount after giving effect to all transactions on such
    Distribution Date per $1,000 Original Principal Amount.                                             4.9221885128
                                                                                                 -------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                  4.9221885128
                                                                                                 -------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                  0.0000000000
                                                                                                 -------------------

F)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                 0.00
                                                                                                 -------------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                           0.0000000000
                                                                                                 -------------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                     0.00
                                                                                                 -------------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount
    (which will have the effect of increasing, pro rata, the amount of each Series
    1995-2 Investor Certificateholder's Investment)                                                     0.0000000000
                                                                                                 -------------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such
    Distribution Date                                                                                           0.00
                                                                                                 -------------------

G)  The Available Collateral Amount as of the close of business on the preceding Distribution
Date (after giving effect to any withdrawal from the Collateral Account) was equal to                     26,250,000
                                                                                                 -------------------

H)  The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral
Indebtedness Holder on such Distribution Date, will be equal to                                           26,250,000
                                                                                                 -------------------

                          FORM OF MONTHLY STATEMENT
                           CAPITAL ONE MASTER TRUST
                                SERIES 1995-3

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of August 15, 1996, and with respect to the performance of the Trust during the month of July, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on August 15, 1996
    per $1,000 Original Principal Amount                                                                4.8619108333
                                                                                                 -------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                   4.8619108333
                                                                                                 -------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                   0.0000000000
                                                                                                 -------------------

B) Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                 0.00
                                                                                                 -------------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                           0.0000000000
                                                                                                 -------------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                     0.00
                                                                                                 -------------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-3 Investor
    Certificateholder's Investment)                                                                     0.0000000000
                                                                                                 -------------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such
    Distribution Date                                                                                           0.00
                                                                                                 -------------------

C) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on August 15, 1996
    per $1,000 Original Principal Amount.                                                               4.9566330403
                                                                                                 -------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                  4.9566330403
                                                                                                 -------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                  0.0000000000
                                                                                                 -------------------

D) Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                 0.00
                                                                                                 -------------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                           0.0000000000
                                                                                                 -------------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                     0.00
                                                                                                 -------------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1995-3 Investor
    Certificateholder's Investment)                                                                     0.0000000000
                                                                                                 -------------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such
    Distribution Date                                                                                           0.00
                                                                                                 -------------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution
Date (after giving effect to any withdrawal from the Collateral Account) was equal to                     73,500,000
                                                                                                 -------------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the
Collateral Indebtedness Holder on such Distribution Date, will be equal to                                73,500,000
                                                                                                 -------------------

                          FORM OF MONTHLY STATEMENT
                           CAPITAL ONE MASTER TRUST
                                SERIES 1995-4

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of August 15, 1996, and with respect to the performance of the Trust during the month of July, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on August 15, 1996
    per $1,000 Original Principal Amount                                                                4.8377738833
                                                                                                 -------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                   4.8377738833
                                                                                                 -------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                   0.0000000000
                                                                                                 -------------------

B) Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                 0.00
                                                                                                 -------------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                           0.0000000000
                                                                                                 -------------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                     0.00
                                                                                                 -------------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-4 Investor
    Certificateholder's Investment)                                                                     0.0000000000
                                                                                                 -------------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such
    Distribution Date                                                                                           0.00
                                                                                                 -------------------

C) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on August 15, 1996
    per $1,000 Original Principal Amount.                                                               4.9049663590
                                                                                                 -------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                  4.9049663590
                                                                                                 -------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                  0.0000000000
                                                                                                 -------------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                 0.00
                                                                                                 -------------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                           0.0000000000
                                                                                                 -------------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                     0.00
                                                                                                 -------------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-4 Investor
    Certificateholder's Investment)                                                                     0.0000000000
                                                                                                 -------------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such
    Distribution Date                                                                                           0.00
                                                                                                 -------------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution
Date (after giving effect to any withdrawal from the Collateral Account) was equal to                     52,500,000
                                                                                                 -------------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral
Indebtedness Holder on such Distribution Date, will be equal to                                           52,500,000
                                                                                                 -------------------